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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond C. Kubacki, Jr., President and Chief Executive Officer of Psychemedics Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on or about August 15, 2005 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2005                      By: /s/ Raymond C. Kubacki, Jr.
                                               --------------------------------
                                           Raymond C. Kubacki, Jr.
                                           Chairman and Chief Executive Officer



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